RIVERNORTH OPPORTUNITIES FUND, INC. ANNOUNCES PRELIMINARY RESULTS OF RIGHTS OFFERING

DENVER – November 8, 2021 – RiverNorth Opportunities Fund, Inc. (NYSE: RIV) (the “Fund”) is pleased to announce the preliminary results of its transferable rights offering (the “Offering”) which expired on November 5, 2021 (the “Expiration Date”). In the Offering, the Fund received subscription requests for 5,228,431 shares of common stock from rights holders. Accordingly, the Fund expects to issue up to 4,373,407 new common shares for these subscriptions, pending the receipt of payment for “delivery-guaranteed” subscriptions, on or about November 9, 2021. Gross proceeds from the Offering are expected to total approximately $73,516,972, before expenses. Shares of common stock issued pursuant to the Rights Offering will be record date shares for the purposes of the Fund’s November 2021 distribution payable.

The Offering was oversubscribed and the over-subscription requests exceeded the over-subscription shares available. Accordingly, the shares issued as part of the over-subscription privilege of the Offering will be allocated pro-rata among record date stockholders who submitted over-subscription requests based on the number of rights originally issued to them by the Fund.

The foregoing numbers are estimates only. The Fund will announce the final results of the Rights Offering in a press release on or about November 10, 2021.

The Offering’s final subscription price was determined to be $16.81 per share. The subscription price was established by the Fund’s Board of Directors pursuant to the terms of the Offering, and based upon the formula equal to 97.5% of the Fund’s reported net asset value per share on the Expiration Date. The final subscription price is lower than the original estimated subscription price of $16.94 per share. Accordingly, any excess payments will be returned to subscribing rights holder as soon as practicable, in accordance with the prospectus supplement and accompanying prospectus, filed with the Securities and Exchange Commission on September 28, 2021.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy.

Investors should read the prospectus supplement and accompanying prospectus, when available, and consider the investment objective, risks, fees and expenses of the Fund carefully before investing. To obtain a copy of the prospectus supplement and accompanying prospectus, when available, or the Fund’s annual report or semi-annual report, each of which contains this and other information about the Fund, visit www.rivernorthcef.com or call 855.830.1222. Please read them carefully before investing.

The investment objective of the Fund is total return consisting of capital appreciation and current income. The Fund had approximately $221 million of net assets and 13.1 million shares of common stock outstanding as of September 30, 2021.

The Fund is a closed-end fund and does not continuously issue shares for sale as open-end mutual funds do. Since the initial public offering, the Fund now trades in the secondary market. Investors wishing to buy or sell shares need to place orders through an intermediary or broker. The share price of a closed-end fund is based on the market's value.

ALPS Advisors, Inc. is the investment adviser to the Fund.

RiverNorth Capital Management, LLC is the investment sub-adviser to the Fund. RiverNorth Capital Management, LLC is not affiliated with ALPS Advisors, Inc. or any of its affiliates.

ALPS Portfolio Solutions Distributor, Inc. is the FINRA Member firm.

NOT FDIC INSURED | May Lose Value | No Bank Guarantee

About SS&C Technologies

SS&C is a global provider of services and software for the financial services and healthcare industries. Founded in 1986, SS&C is headquartered in Windsor, Connecticut, and has offices around the world. Some 18,000 financial services and healthcare organizations, from the world's largest companies to small and mid-market firms, rely on SS&C for expertise, scale, and technology. Additional information about SS&C (Nasdaq: SSNC) is available at www.ssctech.com.

About SS&C ALPS Advisors

ALPS Advisors, Inc., a wholly-owned subsidiary of SS&C Technologies, Inc., is a leading provider of investment products for advisors and institutions. With over $18 billion in assets under management as of September 30, 2021, the firm provides access to asset classes and boutique asset managers in real assets, alternatives, thematic/factor and fixed income through both ETF and open-end mutual fund structures. For more information, visit www.alpsfunds.com.

About RiverNorth Capital Management, LLC

RiverNorth Capital Management, LLC is an investment management firm founded in 2000. With $5.5 billion1 in assets under management as of September 30, 2021, RiverNorth specializes in opportunistic investment strategies in niche markets where the potential to exploit inefficiencies is greatest. RiverNorth is an institutional investment manager to registered funds, private funds and separately managed accounts.

1Firm AUM reflects Managed Assets which includes the effects of leverage and investments in affiliated funds.

Media Contact:

Christopher Murphy*

Head of Advisor Marketing

SS&C ALPS Advisors

720.277.7861

Christopher.murphy@sscinc.com

*Registered Representative of ALPS Distributors, Inc.

RVC000347 11/8/2022